UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2016

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 .  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Consistent with the previously announced transition plan, Michael L. Kubacki retired as Executive Chairman of Lakeland Financial Corporation (the “Company”), effective as of the 2016 annual meeting.  Mr. Kubacki will remain as the non-executive Chairman of the Board of both the Company and its subsidiary, Lake City Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 12, 2016, the Company’s annual meeting of stockholders was held. At the meeting, the stockholders elected Blake W. Augsburger, Robert E. Bartels, Jr., Daniel F. Evans, Jr., David M. Findlay, Thomas A. Hiatt, Michael L. Kubacki, Charles E. Niemier, Emily E. Pichon, Steven D. Ross, Brian J. Smith, Bradley J. Toothaker, Ronald D. Truex and M. Scott Welch, each with terms expiring in 2017. Additionally, the Company’s stockholders ratified the advisory vote on executive compensation and ratified the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

Election of Directors:
Broker
For	Against	Abstain	Non-votes
Blake W. Augsburger
Robert E. Bartels, Jr.
Daniel F. Evans, Jr.
David M. Findlay
Thomas A. Hiatt
Michael L. Kubacki
Charles E. Niemier
Emily E. Pichon
Steven D. Ross
Brian J. Smith
Bradley J. Toothaker
Ronald D. Truex
M. Scott Welch
11,853,572 11,832,675 11,846,154 11,864,154 11,821,676 11,860,259 11,817,257 11,837,666 11,853,612 11,821,985 11,754,831 11,760,850 11,801,335	70,590 91,119 77,269 58,697 101,865 65,620 107,352 86,126 69,808 39,900 112,596 109,344 114,410	20,753 20,951 21,441 21,657 21,323 18,985 20,255 21,072 21,444 82,979 77,437 74,670 29,119	2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505 2,549,505

Ratification of Advisory Proposal on Executive Compensation:
				Broker
	For	Against	Abstain	Non-votes
	11,607,701	198,120	139,043	2,549,505
Ratification of Independent Registered Public Accounting Firm:
				Broker
	For	Against	Abstain	Non-votes
Crowe Horwath LLP	14,333,684	106,903	53,782	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  April 13, 2016                                                                                                                                                                                 By:  /s/Lisa M. O’Neill

                                                                                                                    Lisa M. O’Neill
                                                                                                                    Executive Vice President and
                                                                                                                    Chief Financial Officer